Exhibit 99.2

TRADING DATA

The following table sets forth all transactions with respect to Common Shares effected in the last sixty days by the Reporting Persons on behalf of the Reporting Persons in respect of the Common Shares, inclusive of any transactions effected prior to the filing hereof. Except as otherwise indicated, all such transactions were purchases or sales of Common Shares effected in the open market, and the table includes commissions paid in per Common Share prices.

PW Partners Atlas Fund I LP

Reporting Person Effecting Transaction	Trade Date	Buy/Sell	No. of Shares / Quantity	Unit Cost / Proceeds[1]	Security
PW Partners Atlas Fund I LP	1/9/24	Buy	8	$32.50	Common Shares
PW Partners Atlas Fund I LP	1/9/24	Buy	23,500	$27.50	Common Shares
PW Partners Atlas Fund I LP	1/23/24	Sell	3,000	$35.14	Common Shares
PW Partners Atlas Fund I LP	1/25/24	Sell	1,122	$35.07	Common Shares
PW Partners Atlas Fund I LP	1/29/24	Sell	3,250	$34.55	Common Shares

PW Partners Atlas Fund I LP

Reporting Person Effecting Transaction	Trade Date	Buy/Sell	Contract Quantity[2]	Unit Cost / Proceeds	Security
PW Partners Atlas Fund I LP	1/08/24	Buy	75	$6.43	Call Options
PW Partners Atlas Fund I LP	1/10/24	Sell	-50	$5.40	Call Options
PW Partners Atlas Fund I LP	1/18/24	Buy	200	$1.21	Call Options
PW Partners Atlas Fund I LP	1/19/24	Sell	-40	$5.55	Call Options

1 Rounded to the nearest cent.

2 Each contract is worth 100 shares (i.e., call right for 350 equals a call right to buy 35,000 Common Shares).

PW Partners Atlas Fund IV LP

Reporting Person Effecting Transaction	Trade Date	Buy/Sell	No. Of Shares / Quantity	Unit Cost / Proceeds[3]	Security
PW Partners Atlas Fund IV LP	1/11/24	Buy	4,000	$31.94	Common Shares
PW Partners Atlas Fund IV LP	1/12/24	Buy	1,000	$31.81	Common Shares
PW Partners Atlas Fund IV LP	1/18/24	Buy	5,000	$31.26	Common Shares
PW Partners Atlas Fund IV LP	1/19/24	Buy	3,406	$31.88	Common Shares
PW Partners Atlas Fund IV LP	1/22/24	Buy	12,000	$34.55	Common Shares
PW Partners Atlas Fund IV LP	1/29/24	Buy	1,954	$34.30	Common Shares
PW Partners Atlas Fund IV LP	1/29/24	Sell	-200	$0	Common Shares
PW Partners Atlas Fund IV LP	1/29/24	Buy	200	$0	Common Shares
PW Partners Atlas Fund IV LP	1/30/24	Sell	-200	$0	Common Shares
PW Partners Atlas Fund IV LP	1/30/24	Buy	200	$0	Common Shares
PW Partners Atlas Fund IV LP	2/5/24	Buy	4,000	$34.77	Common Shares
PW Partners Atlas Fund IV LP	2/6/24	Buy	36,626	$35.35	Common Shares
PW Partners Atlas Fund IV LP	2/7/24	Buy	40,000	$35.42	Common Shares
PW Partners Atlas Fund IV LP	2/9/24	Buy	2,000	$35.79	Common Shares
PW Partners Atlas Fund IV LP	2/13/24	Buy	15,000	$34.99	Common Shares
PW Partners Atlas Fund IV LP	2/13/24	Sell	-200	$0	Common Shares
PW Partners Atlas Fund IV LP	2/13/24	Buy	200	$0	Common Shares
PW Partners Atlas Fund IV LP	2/14/24	Buy	14,000	$34.74	Common Shares
PW Partners Atlas Fund IV LP	2/22/24	Sell	-200	$0	Common Shares
PW Partners Atlas Fund IV LP	2/22/24	Buy	200	$0	Common Shares
PW Partners Atlas Fund IV LP	2/22/24	Sell	-200	$0	Common Shares

3 Rounded to the nearest cent.

PW Partners Atlas Fund IV LP

Reporting Person Effecting Transaction	Trade Date	Buy/Sell	Contract Quantity[4]	Unit Cost / Proceeds[5]	Security
PW Partners Atlas Fund IV LP	1/16/24	Sell	100	$1.60	Put Right
PW Partners Atlas Fund IV LP	1/19/24	Buy	350	$6.43	Call Right
PW Partners Atlas Fund IV LP	1/22/24	Sell	133	$1.94	Put Right
PW Partners Atlas Fund IV LP	1/23/24	Sell	200	$2.18	Put Right
PW Partners Atlas Fund IV LP	1/24/24	Sell	200	$1.19	Put Right
PW Partners Atlas Fund IV LP	1/29/24	Sell	100	$1.63	Put Right
PW Partners Atlas Fund IV LP	1/29/24	Sell	198	$2.02	Put Right
PW Partners Atlas Fund IV LP	2/9/24	Sell	100	$1.45	Put Right
PW Partners Atlas Fund IV LP	2/9/24	Sell	100	$2.85	Put Right
PW Partners Atlas Fund IV LP	2/15/24	Buy	300	$0.38	Put Right
PW Partners Atlas Fund IV LP	2/15/24	Buy	333	$1.00	Put Right
PW Partners Atlas Fund IV LP	2/20/24	Sell	100	$2.20	Put Right
PW Partners Atlas Fund IV LP	2/20/24	Sell	100	$3.70	Put Right
PW Partners Atlas Fund IV LP	2/20/24	Sell	100	$2.50	Put Right
PW Partners Atlas Fund IV LP	2/20/24	Sell	100	$1.84	Put Right
PW Partners Atlas Fund IV LP	2/21/24	Sell	200	$1.58	Put Right
PW Partners Atlas Fund IV LP	2/22/24	Sell	200	$2.50	Put Right
PW Partners Atlas Fund IV LP	2/22/24	Sell	100	$1.75	Put Right
PW Partners Atlas Fund IV LP	2/23/24	Sell	100	$1.63	Put Right

4 Each contract is worth 100 shares (i.e., call right for 350 equals a call right to buy 35,000 Common Shares).

5 Rounded to the nearest cent.

PW Partners, LLC

Reporting Person Effecting Transaction	Trade Date	Buy/Sell	No. Of Shares / Quantity[6]	Unit Cost / Proceeds[7]	Security
PW Partners, LLC	1/9/2024	Buy	375	$2.40	Call Options
PW Partners, LLC	1/16/2024	Buy	375	$1.70	Call Options
PW Partners, LLC	1/18/2024	Buy	16,000	$30.69	Common Shares
PW Partners, LLC	1/19/2024	Buy	103	$32.15	Common Shares
PW Partners, LLC	1/19/2024	Buy	7,780	$33.53	Common Shares
PW Partners, LLC	1/19/2024	Buy	5,000	$32.95	Common Shares
PW Partners, LLC	1/23/2024	Buy	957	$34.65	Common Shares
PW Partners, LLC	1/26/2024	Buy	10,000	$34.51	Common Shares
PW Partners, LLC	1/29/2024	Buy	250	$1.65	Call Options
PW Partners, LLC	1/30/2024	Buy	250	$1.55	Call Options
PW Partners, LLC	2/2/2024	Buy	5,000	$35.40	Common Shares
PW Partners, LLC	2/2/2024	Buy	11,160	$35.84	Common Shares
PW Partners, LLC	2/5/2024	Buy	10,000	$34.88	Common Shares
PW Partners, LLC	2/6/2024	Buy	10,000	$35.40	Common Shares
PW Partners, LLC	2/7/2024	Buy	10,000	$35.42	Common Shares
PW Partners, LLC	2/20/2024	Buy	5,000	$34.74	Common Shares
PW Partners, LLC	3/4/2024	Buy	50,000	$36.48	Common Shares

6 For call options, each contract is worth 100 shares (i.e., call option for 250 equals a right to buy 25,000 Common Shares).

7 Rounded to the nearest cent.

Patrick Walsh

Reporting Person Effecting Transaction	Trade Date	Buy/Sell	No. Of Shares / Quantity[8]	Unit Cost / Proceeds[9]	Security
Patrick Walsh	1/5/2024	Buy	100	$32.48	Common Shares
Patrick Walsh	1/5/2024	Buy	100	$32.47	Common Shares
Patrick Walsh	1/5/2024	Buy	100	$32.46	Common Shares
Patrick Walsh	1/5/2024	Buy	500	$32.71	Common Shares
Patrick Walsh	1/8/2024	Buy	190	$33.03	Common Shares
Patrick Walsh	1/9/2024	Buy	100	$32.57	Common Shares
Patrick Walsh	1/9/2024	Buy	100	$32.61	Common Shares
Patrick Walsh	1/12/2024	Buy	100	$32.67	Common Shares
Patrick Walsh	1/12/2024	Buy	100	$32.68	Common Shares
Patrick Walsh	1/12/2024	Buy	100	$32.68	Common Shares
Patrick Walsh	1/16/2024	Buy	46	$31.29	Common Shares
Patrick Walsh	1/16/2024	Buy	100	$31.28	Common Shares
Patrick Walsh	1/16/2024	Buy	4	$31.29	Common Shares
Patrick Walsh	1/16/2024	Buy	300	$31.41	Common Shares
Patrick Walsh	1/16/2024	Buy	250	$31.46	Common Shares
Patrick Walsh	1/16/2024	Buy	950	$31.46	Common Shares
Patrick Walsh	1/17/2024	Buy	50	$30.50	Common Shares
Patrick Walsh	1/17/2024	Buy	200	$30.50	Common Shares
Patrick Walsh	1/17/2024	Buy	100	$30.54	Common Shares
Patrick Walsh	1/17/2024	Buy	100	$30.91	Common Shares
Patrick Walsh	1/17/2024	Buy	100	$30.91	Common Shares
Patrick Walsh	1/17/2024	Buy	100	$30.91	Common Shares
Patrick Walsh	1/17/2024	Buy	100	$30.91	Common Shares
Patrick Walsh	1/18/2024	Buy	4	$1.15	Call Options
Patrick Walsh	1/18/2024	Buy	35	$1.15	Call Options
Patrick Walsh	1/18/2024	Buy	40	$1.12	Call Options
Patrick Walsh	1/18/2024	Buy	50	$1.15	Call Options
Patrick Walsh	1/18/2024	Buy	1	$1.15	Call Options
Patrick Walsh	1/18/2024	Buy	1	$1.25	Call Options
Patrick Walsh	1/18/2024	Buy	1	$1.25	Call Options
Patrick Walsh	1/18/2024	Buy	29	$1.25	Call Options
Patrick Walsh	1/18/2024	Buy	5	$1.20	Call Options
Patrick Walsh	1/18/2024	Buy	20	$1.20	Call Options
Patrick Walsh	1/18/2024	Buy	30	$1.20	Call Options
Patrick Walsh	1/18/2024	Buy	40	$2.00	Call Options
Patrick Walsh	1/18/2024	Buy	300	$31.53	Common Shares
Patrick Walsh	1/19/2024	Buy	10	$1.15	Call Options
Patrick Walsh	1/19/2024	Buy	10	$1.08	Call Options
Patrick Walsh	1/19/2024	Buy	10	$1.15	Call Options
Patrick Walsh	1/19/2024	Buy	10	$1.15	Call Options
Patrick Walsh	1/19/2024	Buy	10	$1.15	Call Options
Patrick Walsh	1/19/2024	Buy	150	$32.59	Common Shares
Patrick Walsh	1/19/2024	Buy	10	$6.50	Call Options
Patrick Walsh	1/19/2024	Buy	1	$6.00	Call Options
Patrick Walsh	1/19/2024	Sell	-3	$6.10	Call Options
Patrick Walsh	1/19/2024	Sell	-1	$6.40	Call Options
Patrick Walsh	1/19/2024	Sell	-1	$6.40	Call Options
Patrick Walsh	1/19/2024	Buy	10	$2.30	Call Options
Patrick Walsh	1/19/2024	Buy	5,000	$32.95	Common Shares
Patrick Walsh	1/22/2024	Buy	700	$27.50	Common Shares
Patrick Walsh	1/25/2024	Buy	5	$2.20	Call Options
Patrick Walsh	1/25/2024	Buy	10	$2.20	Call Options
Patrick Walsh	1/25/2024	Buy	9,000	$34.74	Common Shares
Patrick Walsh	1/26/2024	Buy	10	$0.60	Call Options
Patrick Walsh	1/26/2024	Buy	5	$0.65	Call Options
Patrick Walsh	1/26/2024	Buy	5	$0.70	Call Options
Patrick Walsh	1/26/2024	Buy	10	$0.65	Call Options
Patrick Walsh	1/26/2024	Buy	5	$0.65	Call Options
Patrick Walsh	1/26/2024	Buy	10	$0.65	Call Options
Patrick Walsh	1/26/2024	Buy	10	$0.65	Call Options
Patrick Walsh	1/26/2024	Buy	10	$0.65	Call Options
Patrick Walsh	1/26/2024	Buy	10	$0.65	Call Options
Patrick Walsh	1/26/2024	Buy	10	$0.65	Call Options
Patrick Walsh	1/26/2024	Buy	10	$0.70	Call Options
Patrick Walsh	1/26/2024	Buy	10	$0.70	Call Options
Patrick Walsh	1/26/2024	Buy	10	$0.70	Call Options
Patrick Walsh	1/29/2024	Buy	10	$0.90	Call Options
Patrick Walsh	1/29/2024	Buy	25	$0.90	Call Options
Patrick Walsh	1/29/2024	Buy	10	$0.90	Call Options
Patrick Walsh	2/5/2024	Buy	2,000	$34.76	Common Shares
Patrick Walsh	3/6/2024	Buy	100	$4.40	Call Options
Patrick Walsh	3/6/2024	Buy	50	$4.80	Call Options

8 For call options, each contract is worth 100 shares (i.e., call option for 250 equals a right to buy 25,000 Common Shares).

9 Rounded to the nearest cent.